As filed with the Securities and Exchange Commission on December 29, 2008

                                               Securities Act File No. 33-81920
                                           Investment Company File No. 811-8654

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

                         Pre-Effective Amendment No.                         [ ]
                                                    -----

                       Post-Effective Amendment No. 15                       [X]
                                                    -----


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


                              Amendment No. 16                               [X]
                                            -------

                        (Check appropriate box or boxes)

                       FLORIDA DAILY MUNICIPAL INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 830-5200
                                                     --------------

                                 Christine Manna
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                        Copy to: Michael R. Rosella, Esq.
                                 Paul, Hastings, Janofsky & Walker LLP
                                 75 East 55th Street
                                 New York, New York 10022
                                 (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

          [ X ] immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)

          [   ]      60 days after filing pursuant to paragraph (a) (1)
          [   ]      on  (date) pursuant to paragraph (a) (1)
          [   ]      75 days pursuant to paragraph (a)(2)
          [   ]      on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

FLORIDA DAILY MUNICIPAL                                        600 FIFTH AVENUE
INCOME FUND                                                  NEW YORK, NY 10020
Class A Shares; Class B Shares                                   (212) 830-5345
                                                     (800) 433-1918 (Toll Free)
===============================================================================
PROSPECTUS

December 29, 2008


A money market fund whose investment objectives are to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

Effective January 1, 2007, the Florida intangible personal property was repealed. Therefore, there is no longer a need for the Fund to seek investments that are exempt from the Florida intangible personal property tax.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                               TABLE OF CONTENTS

2  Risk/Return Summary: Investments, Risks          9  Management, Organization and Capital Structure
   and Performance                                 10  Shareholder Information
6  Risk/Return Summary: Fee Table                  20  Distribution Arrangements
7  Investment Objectives, Principal Investment     22  Financial Highlights
   Strategies and Related Risks


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

-------------------------------------------------------------------------------

I.  RISK/RETURN SUMMARY: INVESTMENTS,    RISKS AND PERFORMANCE

Investment Objectives
-------------------------------------------------------------------------------


     The Fund seeks to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. However, effective January 1, 2007, the Florida intangible personal property was repealed and therefore, there is no longer a need for the Fund to seek investments that are exempt from the Florida intangible personal property tax. There can be no assurance that the Fund will achieve its investment objectives.

     On October 2, 2008, the Board of the Fund determined that the Fund qualifies for and caused the Fund to apply to participate in the U.S. Treasury Department ("U.S. Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). This voluntary program is open to money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

     While the Fund has not experienced difficulties in maintaining its $1.00 share price, and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. The cost of the premium for participation in the Program will be borne by the Fund.

     The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. As a result, shareholders of record on September 19th wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

     Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program will receive the Fund's then net asset value per share, which may be less than $1.00 per share.

     The Program began with an initial three-month term beginning September 19, 2008, after which the Secretary of the U.S. Treasury has the option to renew the Program through September 18, 2009. On November 24, 2008, the Secretary of the U.S. Treasury extended the program until April 30, 2009. The Fund renewed its participation to maintain coverage and will pay additional fees until April 30, 2009. If the program is extended beyond April 30, 2009, the Fund would have to renew its participation at that time to maintain coverage and would have to pay additional fees. The Program will terminate if not renewed. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

     For additional information on the Program, visit the U.S. Treasury Department's website at www.ustreas.gov.

     Neither this prospectus nor the Fund is in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.


Principal Investment Strategies

-------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

     (i) Florida, and its political subdivisions;

     (ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

     (iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e., invest 25% or more of the Fund's assets) in Florida Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies or other financial institutions.

Principal Risks
-------------------------------------------------------------------------------

     o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o The amount of income the Fund generates will vary with changes in prevailing interest rates.

     o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

     o Because the Fund intends to concentrate in Florida Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

     o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

     o An investment in the Fund should be made with an understanding of the risks which an investment in Florida Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political and economic conditions within Florida can affect the credit quality of issuers located in that state. Risk factors affecting the State of Florida are described in "Florida Risk Factors" in the Statement of Additional Information.

     o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to federal income taxation, including the federal alternative minimum tax.

     o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

Risk/Return Bar Chart and Table
-------------------------------------------------------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Class A and B shares' average annual total returns for the last one, five, ten year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Fund's classes may be obtained by calling the Fund at 212-830-5345 or toll free at 800-433-1918.

[GRAPHIC OMITTED]
Florida Daily Municipal Income Fund - Class A Shares (1)(2)(3)


Calendar Year End       % Total Return
2007                    2.70%
2006                    2.47%
2005                    1.44%
2004                    0.27%
2003                    0.17%
2002                    0.55%
2001                    2.04%
2000                    3.35%
1999                    2.52%
1998                    2.81%


     (1) As of September 30, 2008, the Fund's Class A shares had a year-to-date return of 1.07%.

     (2) The Fund's highest quarterly return for the Class A shares was 0.88% for the quarter ended June 30, 2000; the lowest quarterly return was 0.01% for the quarter ended September 30, 2003.

     (3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.


     Average Annual Total Returns - For the periods ended December 31, 2007


                             Class A         Class B


   One Year                   2.70%           2.98%
   Five Years                 1.41%           1.67%
   Ten Years                  1.82%           2.10%
   Since Inception *          2.17%           2.44%


* The inception date for the Class A shares was October 6, 1994, and for the Class B shares was September 19, 1994.

                                    FEE TABLE
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases..........................       None
Wire Redemption Fee...............................................       $15.00*

*  There is a $15.00 fee for all wire redemptions of less than $10,000.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                           Class A                Class B
Management Fees................................            0.40%                  0.40%
Distribution and Service (12b-1) Fees..........            0.25%                  0.00%

Other Expenses*................................            0.53%                  0.53%

  Administration Fees..........................   0.21%                  0.21%
                                                          -------                -------

Total Annual Fund Operating Expenses*..........            1.18%                  0.93%
                                                           =====                  =====

* The Fund has restated its expense ratios to take into consideration the cost associated with its participation in the U.S. Treasury Department Guarantee Program for money market funds and to reflect the discontinuation of the Manager's voluntary fee waiver. The Fund's "Other Expenses" and "Total Annual Fund Operating Expenses" listed above have been restated to reflect these fees and therefore the Fund's expense ratio disclosed in the Fund's Financial Highlights is different than the Total Annual Fund Operating Expenses disclosed above.




Example

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year    3 Years      5 Years      10 Years

     Class A:     $120       $375        $649         $1,432
     Class B:     $95        $296        $515         $1,143


II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
-------------------------------------------------------------------------------

     The Fund is a tax-exempt money market fund whose investment objectives are to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

     Effective January 1, 2007, the Florida intangible personal property tax was repealed. Therefore, there is no longer a need for the Fund to seek investments that are exempt from the Florida intangible personal property tax.

Principal Investment Strategies
-------------------------------------------------------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates therein, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal income tax and Florida state tax. This policy is fundamental and may not be changed without shareholder approval.

    With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations and Participation Certificates, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

     The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax.


     The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.


     The Fund may invest more than 25% of its assets in Participation Certificates, in Industrial Revenue bonds and other Florida Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

     To the extent suitable Florida Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular federal income tax.

     The Fund will invest primarily in Florida Municipal Obligations. However, as a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality, and in no event shall such investments exceed, in the aggregate, 50% of the value of the Fund's total assets.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management.


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


     The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

     For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
-------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks associated with long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in Florida Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Florida and its political subdivisions. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Florida issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Florida issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
-------------------------------------------------------------------------------


     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of the Fund's portfolio holdings on the Fund's website. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of November 30, 2008, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $13.4 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of registered investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, the Fund pays the

Manager a fee equal to 0.40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended August 31, 2008, the Manager received a management fee equal to 0.40% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Trustees approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended August 31, 2008.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund's operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and the Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended August 31, 2008, the Manager received a fee for administrative services equal to 0.14% per annum of the Fund's average daily net assets.


     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management or administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV. SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
-------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.


     Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
-------------------------------------------------------------------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
-------------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares
-------------------------------------------------------------------------------


     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.


Mail and Personal Delivery

     Investors may send or deliver a check made payable to "Florida Daily Municipal Income Fund" along with a completed Fund application to:

    Florida Daily Municipal Income Fund
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Bank Wire


     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:


    The Bank of New York Mellon
    ABA # 021000018
    Reich & Tang Funds
    DDA # 8900403527
    For Florida Daily Municipal Income Fund
    Account of (Investor's Name)
                -----------------------------------
    Fund Account #
                   --------------------------------

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct Deposit Privilege
-------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

Subsequent Purchases of Shares
-------------------------------------------------------------------------------
    Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

    Florida Daily Municipal Income Fund
    c/o Reich & Tang Funds
    P.O. Box 13232 Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
-------------------------------------------------------------------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Florida Daily Municipal Income Fund
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks

     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone


     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. For telephone requests for wire redemptions of less than $10,000, the Fund charges a $15 fee. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption requests. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address of record; and (v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (or to the address of record on the next Fund Business Day if being paid by check). The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.


Generally

    There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


     The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or, alternatively the Fund may impose a monthly service charge of $10 on such accounts, which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying Participant Investors of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase their account value to the minimum amount during the notice period.


     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Automatic Withdrawal Plan
-------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
-------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See "Tax Consequences." If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Fund's 12b-1 Plan, will be determined in the same manner and paid in the same amounts.


Exchange Privilege
-------------------------------------------------------------------------------


     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares, neither of which are Class A or Class B shares, the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., New Jersey Daily Municipal Income Fund, Inc. and New York Daily Tax Free Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.


     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See "Tax Consequences."

     Instructions for exchanges may be made by sending a written request to:

    Florida Daily Municipal Income Fund
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Frequent Trading
-------------------------------------------------------------------------------

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences
-------------------------------------------------------------------------------

Federal Income Taxes


     The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Code regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to the federal alternative minimum tax.


     The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

     Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.


     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.


     The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.


     Investors should review the information regarding taxes in the Statement of Additional Information.

     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

Florida Taxes
--------------

     The following is based upon the advice of Gunster, Yoakley & Stewart, P.A., special Florida counsel to the Fund.

     The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax.


     The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.


     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
-------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Trustees has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee equal to 0.25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating

Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

-------------------------------------------------------------------------------

VI. FINANCIAL HIGHLIGHTS These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.



                                                                                      Years Ended August 31,
                                                                ------------------------------------------------------------

Class A shares                                                      2008         2007         2006         2005         2004
---------------                                                   ---------    --------     ---------    ---------    --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year........                        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                                  ---------    --------     ---------    ---------    --------
Income from investment operations:
    Net investment income.................                           0.017        0.027        0.022        0.010        0.001
    Net realized and unrealized gain (loss)
      on investments......................                           0.000         --           --          0.000         --
                                                                  ---------    --------     ---------    ---------    --------
    Total from investment operations......                           0.017        0.027        0.022        0.010        0.001
                                                                  ---------    --------     ---------    ---------    --------
Less distributions from:
    Dividends from net investment income..                          (0.017)      (0.027)      (0.022)      (0.010)      (0.001)
    Net realized gains on investments.....                            --           --           --          0.000         --
                                                                  ---------    --------     ---------    ---------    --------
    Total Distributions...................                          (0.017)      (0.027)      (0.022)      (0.010)      (0.001)
                                                                  ---------    --------     ---------    ---------    --------
Net asset value, end of year..............                         $ 1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                                  =========    ========     =========    =========    ========
Total Return..............................                           1.73%        2.71%        2.20%        1.02%        0.12%
Ratios/Supplemental Data
Net assets, end of year (000's)...........                       $  46,014     $ 38,712     $ 83,599    $  72,975    $  63,766
Ratios to average net assets:
  Expenses (net of fees waived) (a).......                           1.05%        1.00%        0.99%        0.99%        0.95%
  Net investment income...................                           1.68%        2.67%        2.17%        1.04%        0.12%
  Management and/or administration fees waived                       0.07%        0.17%        0.16%        0.16%        0.16%
  Shareholder servicing fees waived.......                            --          0.00%        0.01%         --          0.01%
  Expenses paid indirectly................                           0.00%        0.00%         --          0.00%        0.00%

(a) Includes expenses paid indirectly, if applicable.

-------------------------------------------------------------------------------


                                                                                      Years Ended August 31,
                                                                ------------------------------------------------------------

Class B shares                                                       2008         2007         2006         2005        2004
---------------                                                   ---------    --------     ---------    ---------    --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year........                        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                                  ---------    --------     ---------    ---------    --------
Income from investment operations:
    Net investment income.................                           0.020        0.029        0.024        0.013        0.004
    Net realized and unrealized gain (loss)
      on investments......................                            --           --           --          0.000         --
                                                                  ---------    --------     ---------    ---------    --------
    Total from investment operations......                           0.020        0.029        0.024        0.013        0.004
                                                                  ---------    --------     ---------    ---------    --------
Less distributions from:
    Dividends from net investment income..                          (0.020)      (0.029)      (0.024)      (0.013)      (0.004)
    Net realized gains on investments.....                           0.000         --           --         (0.000)        --
                                                                  ---------    --------     ---------    ---------    --------
    Total Distributions...................                          (0.020)      (0.029)      (0.024)      (0.013)      (0.004)
                                                                  ---------    --------     ---------    ---------    --------

Net asset value, end of year..............                        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                                  =========    ========     =========    =========    ========
Total Return..............................                           2.00%        2.98%        2.48%        1.31%        0.37%
Ratios/Supplemental Data
Net assets, end of year (000's)...........                        $ 47,965     $ 36,839    $  49,550    $  44,156    $  49,080
Ratios to average net assets:
  Expenses (net of fees waived) (a).......                           0.79%        0.74%        0.72%        0.70%        0.69%
  Net investment income...................                           1.94%        2.94%        2.44%        1.27%        0.37%
  Management and/or administration fees waived                       0.07%        0.17%        0.16%        0.16%        0.16%
  Expenses paid indirectly................                           0.00%        0.00%         --          0.00%        0.00%

(a) Includes expenses paid indirectly, if applicable.



-------------------------------------------------------------------------------

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

________________

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

====================================================

A Statement of Additional Information
(SAI) dated December 29, 2008, includes
additional information about the Fund
and its investments and is incorporated
by reference into this Prospectus.
Further information about Fund
investments is available in the annual
and semi-annual shareholder reports. You
may obtain the SAI, the annual and
semi-annual reports without charge by
calling the Fund toll free at (800)                FLORIDA
433-1918. You may also obtain the SAI,             DAILY
the annual and semi-annual reports                 MUNICIPAL
without charge by visiting the Fund's              INCOME
website at                                         FUND
http://www.money-funds.com/funds/index.
To request other information about the
Fund, please call your financial
intermediary or the Fund.

=======================================================
=======================================================

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at (202) 551-8090. Fund
reports and other information about the
Fund are available on the EDGAR Database                     PROSPECTUS
on the Commission's Internet site at
http://www.sec.gov. Copies of this                          December 29, 2008
information may be obtained, after
paying a duplicating fee, by electronic
request at publicinfo@sec.gov, or by
writing the Commission's Public
Reference Section, Washington, D.C.
20549-0104.

Investment Company Act No. 811-8654

            Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020

                   (212) 830-5345

FL12/08P

--------------------------------------------------------------------------------
FLORIDA                                    600 Fifth Avenue, New York, NY 10020
DAILY MUNICIPAL                            (212) 830-5345
INCOME FUND                                (800) 433-1918 (Toll Free)
===============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2008

              RELATING TO THE FLORIDA DAILY MUNICIPAL INCOME FUND
                       PROSPECTUS DATED DECEMBER 29, 2008


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of the Florida Daily Municipal Income Fund (the "Fund"), and should be read in conjunction with the Fund's Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918.

The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund's Prospectus.

This SAI is incorporated by reference into the Prospectus in its entirety.

                                Table of Contents
----------------------------------------------------------------------------------------------------------------------
Fund History......................................... 2     Purchase, Redemption

Description of the Fund and Its Investments and                and Pricing of Shares................................30
  Risks.............................................. 2     Taxation of the Fund....................................30
Management of the Fund...............................18     Underwriters............................................33
Control Persons and Principal Holders of.............       Financial Statements....................................33
  Securities.........................................22     Description of Ratings..................................34
Investment Advisory and Other Services...............23     Corporate Taxable Equivalent Yield Table................35
Brokerage Allocation and Other Practices.............28     Individual Taxable Equivalent Yield Table...............36
Capital Stock and Other Securities...................29

----------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was established as a Massachusetts Business Trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 31, 1994.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to provide Florida residents with an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Effective January 1, 2007, the Florida intangible personal property tax was repealed. Therefore, there is no longer a need for the Fund to seek investments that are exempt from the Florida intangible personal property tax.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of Florida, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular federal income taxation at the time of issuance and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions which cause the Fund to be treated as the owner of the underlying municipal obligations for federal income tax purposes. These debt obligations, including Participation Certificates therein are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and complies with section 852 (b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to tax the interest on bonds such as Municipal Obligations, existing law excludes such interest from regular federal income tax. However, such interest may be subject to the federal alternative minimum tax.

To the extent that suitable Florida Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular federal income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the "Manager"), the Fund will invest primarily in Florida Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to regular federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Florida Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof. In view of this possible "concentration" in Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund.

As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such security may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings are "AAA" and "AA" by S&P or "Aaa" and "Aa1" by Moody's in the case of long term bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; and "A-1+" and "A-1" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "A1+" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless such Municipal Obligations are rated in the highest short-term rating category and in no event shall such investments exceed in the aggregate, 50% of the value of the Fund's total assets.


The Fund has elected to qualify and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. For the Fund to qualify at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issue to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities or regulated investment company securities, or in securities of qualified publicly traded partnerships. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Florida issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other federal tax-exempt obligations, and to the extent possible, Florida tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the Fund's "Description of the Fund and Its Investments and Risks" and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate, or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of the insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

Because the Fund may concentrate in Participation Certificates of Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the Fund. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to regular federal income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets (See Investment Restriction Number 6 herein). Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Florida Risk Factors


The following description of Florida's economy represents special considerations regarding investment in Florida Municipal Obligations. This information provides only a brief summary. It does not purport to be a complete description, and is largely based on public information drawn from sources available during preparation of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of such information.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of Florida (the "State") or local government finances will not adversely affect the market value of Florida Municipal Obligations held by the Fund or the ability of particular Florida issuers to make timely payments of debt service on these obligations.

THE STATE ECONOMY. Florida's economy is currently experiencing a decline in overall rates of growth and a significant downturn in its housing market. The rate of job creation outside the agricultural sector has slowed by almost two percent compared to the prior year. Population growth, the historical major driving force behind Florida's economy, is showing signs of leveling off for the first time in decades. Rates of unemployment have increased slightly. Downward trends in consumer spending and real estate sales are resulting in either flat or declining general tax revenues to the state government.

The most significant factors affecting Florida's economy also exist in the national economy. Sales tax revenues in Florida, tied closely to levels of economic activity, continue to fall. Home values have declined in many markets around the nation; especially where significant appreciation occurred as was the case for many areas in Florida. Mortgage defaults and home foreclosures are increasing as the fallout continues from overly-aggressive lending practices nationwide. Florida's real estate market is experiencing a greater than average market correction in large part because it experienced much higher appreciation than the national market in recent years.

Florida is the nation's fourth most populous state. The official estimate of Florida's population on April 1, 2008 was 18,807,219. The Census Bureau projects that Florida will become the nation's third largest state in 2011. Florida's population grew by 2,697,543 during the first seven years of the decade. This represents growth of 16.9 percent from the 2000 census. From 2007 to 2017, Florida's population is estimated to increase by 3.45 million. During the 1990's, Florida's population grew by 23.5 percent and during the previous decade (1980-1990) Florida grew by 32.7 percent. As Florida continues to grow faster than the nation as a whole, the demand for both public and private services will increase, which may strain the service sector's capacity and strain Florida's budgeting process.

Despite these lofty numbers, some economists believe that at least in the short term, high insurance rates resulting from several bad hurricane seasons, high property taxes and competition from other retirement states will significantly reduce Florida's future growth. According to these sources, the downturn began in 2006 and accelerated in 2007. Over the past several years, Florida has added over 400,000 residents per year which resulted in an approximately 2.2% population growth each year. The revised forecasts estimate that Florida's population will increase by only 300,000 residents per year over the next few years, resulting in a 1.75% increase.

Between 1990 and 2000 the prime working age population (ages 25-59) grew by about 29%, but growth in such age group between 2000 and 2010 is expected to slow to 18.4%. In 2006, Florida's prime working age population composed approximately 46.4% of the total State population, but this figure is expected to decrease slightly to 45.8% by 2010.

Non-farm employment has grown by approximately 12.10% since 2000. The trade, transportation, and utilities sector is Florida's largest employment sector, accounting for approximately 19.9% of total non-farm employment in September 2008. Manufacturing jobs in Florida are concentrated in the area of high-tech and high value-added sectors, such as electrical and electronic equipment as well as printing and publishing. Foreign trade has contributed significantly to Florida's employment growth, and Florida's dependence on highly cyclical construction and construction related manufacturing has declined. Total contract construction and mining employment as a share of total non-farm employment fell from a peak of over 10% in 1973 to approximately 7.5% in the late 1980's and has further decreased to approximately 6.6% in September 2008.

Although the non-farm job creation rate for the State is well over two times the rate for the nation as a whole, since 1995, the unemployment rate for the State has generally fluctuated in the same manner as the national average. As of May 2006, Florida's unemployment rate was at an all time low of just 3.3.%. However, as of September 2008, the rate of unemployment for Florida was 6.6%, while the national unemployment rate was 6.1%. Since Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits) are a relatively more important source of income for Florida residents.

The tourism industry is an important source of economic activity for Florida. In 2007, tourism and recreational spending totaled approximately $65.5 billion. High gas prices and the slowing economy are starting to negatively impact Florida's tourism industry. Numbers released by Visit Florida, the state's tourism marketing agency, show 19.8 million people visited the Sunshine State from July through September, a drop of 3.2 percent from the same period a year ago. Despite the drop in the 3rd quarter, the number of visitors to Florida through the first nine months of this year is still running 0.9 percent ahead of the same time period a year ago.

The ability of the State and local governments to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital from those regions. South and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is sensitive to trends in those sectors.

THE STATE BUDGET. Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under the Florida Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. The State's fiscal year runs from July 1 through June 30. The Governor and the Chief Financial Officer of the State are charged with the responsibility of ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

The financial operations of the State covering all receipts and expenditures are maintained through the use of four types of funds: the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of the State's tax revenues are deposited in the General Revenue Fund and moneys in the General Revenue Fund are expended pursuant to appropriations acts. In the fiscal year ended June 30, 2007, appropriations for education, human services and criminal justice and corrections represented approximately 43.7%, 18.3% and 10.9%, respectively, of funds available from the General Revenue Fund. The Trust Funds consist of moneys received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

The total funds available for appropriation for the 2009-10 fiscal year were initially projected to increase by 1.9% compared to the funds available for 2008-09, for a total of nearly $24.8 billion million. However, the estimates for the 2008-09 fiscal year were reduced from $27.8 billion during the November 14, 2007 General Estimating Conference to $24.3 billion during the 2008-09 fiscal year, a reduction of $3.5 billion. The reduction is a direct result of the downturn in the economy resulting from a weak housing market, slowing population growth, rising fuel prices and increased insurance rates. Certain economic experts have stated that Florida has had the beginning of a recession in 2008. Florida lawmakers prepared for the downturn by setting aside $1.8 billion in budget reserves to help offset the projected shortfall. However, the implementation of various constitutional voter-mandated initiatives will cause projected spending to far outpace revenues, forcing budget constraints in the upcoming years. For example, in 2002, Florida voters approved an amendment to the Florida Constitution, requiring the Florida Legislature to provide funding for sufficient classrooms, capping the number of students in each public school class. The amendment requires compliance by the beginning of the 2010 school year, and the cost of implementing this amendment has been estimated to be as much as $27 billion. Among other initiatives, the voters also approved a pre-kindergarten initiative.

State Revenues. The total estimated funds available from the General Revenue Fund, Working Capital Fund, and Budget Stabilization Fund for the fiscal year ending June 30, 2007 totaled $32,898.5 million, a 2.5% increase from the prior fiscal year. However, initial forecasts have reduced the total estimated revenue for fiscal year 2007-08 and 2008-09 to the neighborhood of $25,500 million. The further reduction in the forecasts for 2008-09 means that Florida will likely collect less in general revenue than it did in the previous year for the second year in a row. The state economists originally believed that the downturn would only last through the 2008-09 fiscal year and revenues would begin to rise again in fiscal year 2009-10 and ultimately reach the $30,000 million threshold in fiscal year 2010-11. However, the original estimates appear to have been too optimistic and experts now predict an additional revenue shortfall of $3.5 billion for fiscal year 2009-10.

Throughout 2008 Florida's budget outlook for the 2008-09 fiscal year has continued to deteriorate as revenue estimates were revised downward. In September 2008, the Legislative Budget Commission unanimously approved Governor Charlie Crist's recommendation to tap into $672 million from Florida's budget reserves (about half the total budget reserves) to partially offset an anticipated $1.47 billion budget shortfall. Leading State economists are expected to meet before the end of the 2008 to further reduce the revenue estimates for the 2008-09 fiscal year. Depending on the amount of the reduction, Governor Crist may call a special legislative session before the regular legislative session convenes in March 2009 to make additional cuts to the State's budget for the 2008-09 fiscal year to make sure the budget remains balanced as required by the Florida Constitution.

In the fiscal year ended June 30, 2007, the State derived approximately 62.1% of its total revenues from State taxes and fees. The largest shortfalls from the recent downturn are in sales taxes, documentary stamp taxes and corporate income taxes. Federal grants and other special revenues accounted for the remaining revenues. The greatest single source of tax receipts in the State is the 6% sales and use tax. For the fiscal year ended June 30, 2007, receipts from the sales and use tax totaled approximately $20.7 billion, which represented approximately 60.5% of the total State taxes collected. In addition to the 6% State sales tax, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their jurisdiction. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation, or the protection or conservation of local resources in accordance with State law. In addition, non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. The tax rate of this health care surtax may not exceed 0.5% and the combined levy of this surtax with the infrastructure surtax may not exceed 1%. Furthermore, charter counties which adopted a charter prior to January 1, 1984 and each county with a consolidated county/municipal government may (by referendum) assess up to a 1% discretionary sales surtax within their county, to be earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on county roads, bridges or bus systems, or to service bonds financing roads or bridges, in accordance with State law. The second largest source of State tax receipts is the documentary stamp tax. For the fiscal year ended June 30, 2007, collections of this tax totaled slightly more than $3 billion.

Florida currently does not impose an income tax on individuals. However, the State does impose a corporate income tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 2007, receipts from the corporate income tax totaled approximately $2.4 billion. Fuel tax collections totaled approximately $2.6 billion during the fiscal year ended June 30, 2007. The alcoholic beverage tax, an excise tax on beer, wine and liquor and a major source of state funds, totaled an estimated $657 million in the fiscal year ended June 30, 2007. Florida's annual intangible personal property tax was repealed effective January 1, 2007. The repeal did not affect the nonrecurring tax imposed on obligations secured by mortgages or other liens on Florida real property. The repeal of the intangibles tax should not have a significant impact on Florida's economy as it accounted for less than 2.0% of total state revenues.

Since 1988, the Florida lottery has generated over $17 billion in revenue for the Educational Enhancement Trust Fund. In 2005-06, unadjusted transfers to education totaled $1,225 million, an increase of $121 million, or 11%, from 2004-05, and inflation-adjusted transfers to education totaled $713 million, an increase of $46 million, or 7%, from 2004-05. Appropriations to the Education Enhancement Trust Fund for fiscal year 2006-07 were $1,600 million, an increase of $161.0 million, or 11.2%, from the prior fiscal year.

While the State does not levy ad valorem taxes on real property or tangible personal property, counties, municipalities and school districts are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts and water management districts in excess of the following respective millages upon the assessed value of real estate and tangible personal property: for all county purposes, 10 mills; for all municipal purposes, 10 mills; for all school purposes, 10 mills; and for water management purposes, either 0.05 mill or 1.0 mill, depending upon geographic location. These millage limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. (Note: one mill equals one-tenth of one cent.)

The State Constitution and statutes provide for the exemption of homesteads from certain taxes. The homestead exemption is an exemption from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has legal or equitable title to real estate and maintains thereon his or her permanent home. Prior to the approval of Amendment 1 (described below), all permanent residents of the State were entitled to a $25,000 homestead exemption ($50,000 exemption for low income seniors effective as of January 1, 2007) from levies by all taxing authorities. Additionally, the annual increase in the assessed valuation of homestead property is constitutionally limited to the lesser of 3% or the increase in the Consumer Price Index during the relevant year, which is referred to as the "Save Our Homes" provision.

As part of its plan for property tax reform, the Legislature passed in a bill in June 2007 which provided for mandatory rollbacks for counties, municipalities and special districts for the fiscal year 2007-08 to the revenue levels for the fiscal year 2006-07, plus a cut based on the local government's 5-year history of property taxes as compared to the State averages. School districts, which represent approximately 40% of the total tax bill, are excluded from the rollback requirement. The bill also capped future millage rates to the rollback rate plus growth in personal income. School districts are again excluded and therefore their rates will not be capped.

On January 29, 2008, Florida voters approved a constitutional amendment (known as Amendment 1) that would reduce property taxes by $10 billion. This tax relief is in addition to the $15 billion tax cut passed by the Florida Legislature in 2007. Together, they add up to almost $25 billion in property-tax cuts over five years for Florida homeowners and businesses. Specifically, the constitutional amendment:

               1. Doubles the homestead exemption (from $25,000 to $50,000) for almost all homeowners, providing an average savings of about $240 annually. The new exemption applies fully to homesteads valued over $75,000, and partially for homesteads valued between $50,000 and $75,000. This new exemption does not apply to school taxes.

               2. Allows the portability for the "Save Our Homes" property tax savings. Portability allows homeowners to transfer their Save Our Homes tax benefits from their current home to a newly purchased home within any Florida county. Portability applies to homes purchased in 2007 and later, and the benefit is capped at a $500,000 reduction in the assessed value of the newly purchased home.

               3. Provides an assessment cap of 10 percent for all properties not previously capped. While homestead properties are already capped at three percent, now all other properties, including rental properties, second homes, and business properties, will be protected from tax increases. This new limitation does not apply to school taxes.

               4. Creates a new $25,000 exemption for business property, including office furniture, computers, machinery and equipment.

Municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have had authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements. As a result, the Save Our Homes cap was never expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, in periods of high inflation, those local government units whose operating millage levies are approaching the constitutional cap and whose tax base consists largely of residential real estate may still need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs.

STATE GENERAL OBLIGATION BONDS AND STATE REVENUE BONDS. The State Constitution does not permit the State to issue debt obligations to fund governmental operations. Generally, the State Constitution authorizes State bonds pledging the full faith and credit of the State only to finance or refinance the cost of State fixed capital outlay projects, upon approval by a vote of the electorate, and provided that the total outstanding principal amount of such bonds does not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds may be issued by the State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects or higher education student loans which are payable solely from funds derived directly from sources other than State tax revenues.

Exceptions to the general provisions regarding the full faith and credit pledge of the State are contained in specific provisions of the State Constitution which authorize the pledge of the full faith and credit of the State, without electorate approval, but subject to specific coverage requirements, for: certain road and bridge projects (including the actual and incidental costs of acquiring real property or the rights thereto for state roads), county education projects, State higher education projects, State system of Public Education and construction of air and water pollution control and abatement facilities, solid waste disposal facilities and certain other water facilities.

LOCAL BONDS. The State Constitution provides that counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained from electors who are owners of freeholds therein; or (ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

Counties, municipalities and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State, such revenue bonds to be secured by and payable from the rates, fees, tolls, rentals and other charges for the services and facilities furnished by the financed projects. Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and municipalities and special districts may issue special assessment bonds.

BOND RATINGS. Florida maintained a high bond rating from Moody's Investors Services(Aa1), Standard and Poor's (AAA) ,and Fitch, Inc. (AA+) on all General obligation bonds of the State at June 30, 2007. The outlook for the state's credit rating is expected to remain stable.

FLORIDA RETIREMENT SYSTEM. The Florida Retirement System was created in 1970 to provide a retirement and survivor benefit program for participating public employees. Although retirement coverage is employee noncontributory and there are cost-of-living adjustments, the Constitution does not allow any increase in the benefits unless that unit has made provision for the funding of the increase on a sound actuarial basis. In 2002, the State added a second retirement plan to the Florida Retirement System called the Florida Retirement System Investment Plan. Under this plan, the employer makes a monthly contribution to an account established for the employee, for which the employee directs investment decisions.

FLORIDA HURRICANE CATASTROPHE FUND. The Florida Hurricane Catastrophe Fund ("FHCF") was created in 1993 as a State trust fund to provide a stable and ongoing source of reimbursement to qualified insurers for a portion of their catastrophic hurricane losses; thereby creating additional insurance capacity to ensure that covered structures (and their contents) damaged or destroyed in a hurricane may be repaired or reconstructed as soon as possible. The FHCF is administered by the State Board of Administration, which contracts with each insurer writing covered policies in the State to reimburse the insurer for a percentage of losses incurred from covered events from reimbursement premiums collected. However, payments made to insurers may not exceed the moneys in the Fund, together with the maximum amount of revenue bonds that may be issued by a county or municipality, or the FHCF Finance Corporation. The contract must also provide that the obligation of the Board of Administration with respect to all contracts covering a particular contract year shall not exceed the actual claims-paying capacity of the fund up to a limit of $15 billion for that contract year adjusted for growth in exposure for covered policies since 2003, although the annual increase is limited by prior year cash collections. In addition, in 2007 legislation increased the claims-paying capacity to allow insurers the option to purchase additional coverage. The FHCF is accounted for as an enterprise fund administered by the State Board of Administration. An actuarially determined formula is used to calculate the reimbursement premium collected. Additional information as of June 30, 2007, follows (in thousands):

                  Deficit of unrestricted net assets $ (59,474)

Florida was not hit by any hurricanes during the 2006 season. There were no hurricane losses incurred for the year ended June 30, 2007. The unpaid hurricane losses liability decreased from $2.1 billion at June 30, 2006, to $810 million at June 30, 2007. In July 2006, the Corporation FHCF issued pre-event Series 2006B Extendible Floating Rate Notes. In August, September, October, November, and December 2007 and January 2008, $200 million, $22.25 million, $75 million, $80 million, $952.5 million, and $30 million respectively, of these notes were not extended by the note purchasers. These notes will become payable in August, September, October, November, and December 2008, and January 2009, respectively. Until then, interest will be payable on these amounts at the rate of 30-day LIBOR, plus the applicable spread. In September 2007, the FHCF executed a modification to the Extendible Floating Rate Notes to increase the coupon spreads applicable to the four remaining annual reset periods to 21, 22, 23, and 25 basis points, above the 30-day LIBOR rate. In addition, to maximize the ability of the FHCF to meet future obligations, in October 2007, the FHCF issued $3.5 billion pre-event 2007A Floating Rate Notes. The proceeds from these notes will be used the pay for the losses incurred from future covered events. Investment earnings on these funds and reimbursement premiums, if necessary, will be used to pay the debt service requirements of these notes.

LITIGATION. Due to its size and its broad range of activities, the State is involved in various, though sometimes routine, legal actions. In addition to the routine litigation pending against the State, Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to total $13 billion over a 25 year period. As of June 30, 2005, the State had received approximately $4.6 billion from the settlement. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services.

SUMMARY. Many factors including national, economic, social and environmental policies and conditions, most of which are not within the control of the State or its local units of government, could affect or could have an adverse impact on the financial condition of the State. Additionally, the limitations placed by the State Constitution on the State and its local units of government with respect to income taxation, ad valorem taxation, bond indebtedness and other matters discussed above, as well as other applicable statutory limitations, may constrain the revenue-generating capacity of the State and its local units of government and, therefore, the ability of the issuers of the Bonds to satisfy their obligations thereunder.

There can be no assurance that general economic difficulties or the financial circumstances of Florida or its counties and municipalities will not adversely affect the market value of Florida Municipal Obligations or the ability of the obligors to pay debt service on such obligations.


Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

     1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks." Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Trustees, and be consistent with the Fund's objectives and policies.

     2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

     4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks" herein.

     5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

     7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

     8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks" herein.

     9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

     10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

     11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund's Board of Trustees has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Trustees; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:


Entity and Type of Information                                Frequency           Lag Time
------------------------------------                          ---------           --------
iMoneyNet, Inc. (information derived from the portfolio)      Weekly              1 business day lag

Investment Company Institute
(information derived from the portfolio)                      Monthly             10 business day lag

Lipper, Inc. (information derived from the portfolio)         Quarterly           15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Trustees.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Trustees, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The Audit Committee is chaired by Edward A. Kuczmarski, with Albert R. Dowden, Dr. W. Giles Mellon, and James L. Schultz as members. The Audit Committee met six times during the fiscal year ended August 31, 2008.

The Board also has a Nominating Committee comprised of Albert R. Dowden, Carl Frishling, Edward A. Kuczmarski, William Lerner, Dr. W. Giles Mellon, James L. Schultz, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of trustees who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee met twice during the fiscal year ended August 31, 2008. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

Effective December 11, 2008, the Board also has a Compliance Oversight Committee. The Compliance Oversight Committee is chaired by William Lerner, with Carl Frischling and Robert Straniere serving as members. The Compliance Oversight Committee is responsible for reviewing compliance related matters raised by the Fund's Chief Compliance Officer. The Compliance Oversight Committee did not meet during the fiscal year ended August 31, 2008.

In addition to serving on the Fund's Nominating Committee, Dr. Yung Wong, the Fund's Lead Independent Trustee, will attend Audit Committee meetings and Compliance Oversight Committee meetings at his discretion.


The following table shows the Trustees and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.


                       Trustees and Officers Information
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                  Portfolios in            Other
                            Position(s)     Term of Office       Principal Occupation(s)         Fund  Complex        Directorships
     Name, Address,          Held with      and Length of              During Past                 Overseen by           held by
        and Age                Fund         TimeServed (1)               5 Years                     Trustee             Trustee
------------------- ------------- -------------------------------------------------------------------------------------------------
Disinterested Trustees:
----------------------------- --- -------------------------------------------------------------- ----------------------------------

Albert R. Dowden,        Trustee       Since 2008  Corporate Director/Trustee for         Director/Trustee       Director/Trustee
Age 67                                             Annuity & Life Re(Holdings) Ltd.,      of eight Portfolios    for Annuity & Life
                                                   Boss Group, Ltd., Homeowners of                               Re (Holdings) Ltd.,
                                                   America Holding Corporation, AIM                              Boss Group, Ltd.,
                                                   Funds and Homeowners of America                               Homeowners of
                                                   Insurance Company.                                            America Holding
                                                                                                                 Corporation, AIM
                                                                                                                 Funds and CompuDyne
                                                                                                                 Corporation.
------------------- ------------- -------------------------------------------------------------- ----------------------------------
Carl Frischling, Esq.,   Trustee       Since 2008  Partner of Kramer Levin Naftalis       Director/Trustee       Director of AIM
Age 71                                             & Frankel LLP (alaw firm) with         of eight Portfolios    Funds.
                                                   which he has been associated with
                                                   since 1994.
------------------- ------------- -------------------------------------------------------------------------------------------------
Edward A. Kuczmarski,    Trustee       Since 2006  Certified Public Accountant and        Director/Trustee       Trustee of the
Age 59                                             Partner of Hays & Company LLP          of ten Portfolios      Empire Builder
                                                   since 1980.                                                   Tax Free Bond
                                                                                                                 Fund and Director
                                                                                                                 of ISI Funds.
------------------- ------------- -------------------------------------------------------------- ----------------------------------
William Lerner, Esq.,    Trustee       Since 2008  Self-employed consultant to            Director/Trustee       Director of MTM
Age 72                                             business entities and entrepreneurs    of eight Portfolios    Technologies, Inc.
                                                   for corporate governance and                                  and Coach
                                                   corporate secretarial services.                               Industries Group,
                                                                                                                 Inc.
------------------- ------------- -------------------------------------------------------------------------------------------------
Dr. W. Giles Mellon,     Trustee       Since 1994  Professor Emeritus of Business         Director/Trustee       None
Age 77                                             Administration in the Graduate         of nine Portfolios
                                                   School of Management, Rutgers
                                                   University with which he has
                                                   been associated since 1966.
------------------- ------------- -------------------------------------------------------------------------------------------------
James L. Schultz,        Trustee       Since 2008  Self-employed as a consultant.         Director/Trustee       Director of
Age 72                                                                                    of eight Portfolios    Computer Research,
                                                                                                                 Inc.
------------------- ------------- -------------------------------------------------------------------------------------------------
Robert Straniere, Esq.,  Trustee       Since 1994  Owner, Straniere Law Firm since        Director/Trustee       Director of Sparx
Age 67                                             1980, NYS Assemblyman from 1981        of nine Portfolios     Japan Funds
                                                   to 2004.  Partner,Hantor-Davidoff
                                                   law firm since May, 2006.  Partner,
                                                   Gotham Global Group since June, 2005.
                                                   President, NYC Hot Dog Co., since
                                                   November, 2005. Counsel at Fisher &
                                                   Fisher from 1995 to 2006.
------------------- ------------- -------------------------------------------------------------------------------------------------
Dr. Yung Wong,           Trustee       Since 1994  Managing Director of Abacus            Director/Trustee       Director of KOAH,
Age 70                                             Associates, an investment firm,        of nine Portfolios     Inc., Director of
                                                   since 1996.                                                   the Senior Network
                                                                                                                 and Director of
                                                                                                                 Texion, Inc.
------------------- ------------- -------------------------------------------------------------------------------------------------
Interested Trustees/Officers:
----------------------------- --- -------------------------------------------------------------- ----------------------------------
Steven W. Duff,           Trustee(2)   Since 1994  President and Chief Executive         Director/Trustee        None
Age 55                                             Officer of Reich & Tang Asset         of nine Portfolios
                                                   Management, LLC (the "Manager"),
                                                   a registered Investment Advisor
                                                   and Chief Investment Officer of the
                                                   Mutual Funds Division of the Manager.
                                                   Mr. Duff has been associated with the
                                                   Manager since August 1994.  Mr. Duff
                                                   is also Director/Trustee of five other
                                                   funds in the Reich & Tang Fund Complex.
                                                   Prior to December 2007,  Mr. Duff was
                                                   President of the Fund and President
                                                   of eight other funds in the Reich &
                                                   Tang Fund Complex, Principal Executive
                                                   Office of Delafield Fund, Inc. and
                                                   President and Chief Executive Officer
                                                   of Tax Exempt Proceeds Fund,Inc.
                                                   Mr. Duff also serves as a Director
                                                   of Reich & Tang Services, Inc. and
                                                   Director, Chief Executive Officer and
                                                   President of Reich & Tang Distributors, Inc.
------------------- ------------- -------------------------------------------------------------------------------------------------
Michael P. Lydon,        President     Since 2007  Executive Vice President of the      Director/Trustee         N/A
Age 45                   and Trustee               Manager and President and Chief      of eight Portfolios
                         Vice          2005 -      Executive Officer of the Mutual
                         President     2007        Funds division of the Manager.
                                                   Mr. Lydon was Vice President at
                                                   Automatic Data Processing from
                                                   July 2000 to December 2004.
                                                   Mr. Lydon is also President and
                                                   Director/Trustee of four other funds
                                                   in the Reich & Tang Fund Complex,
                                                   President of New York Daily Tax
                                                   Free Income Fund, Inc., Principal
                                                   Executive Officer of Delafield Fund,
                                                   Inc. and President and Chief
                                                   Executive Officer of Tax Exempt
                                                   Proceeds Fund,Inc.  Mr. Lydon
                                                   also serves as President and Chief
                                                   Executive Officer and Director for
                                                   Reich & Tang Services, Inc. and
                                                   Executive Vice President, Chief
                                                   Operations Officer and Director
                                                   of Reich & Tang Distributors, Inc.
                                                   Prior to December 2007, Mr. Lydon
                                                   was Vice President of eleven other
                                                   Funds in the Reich & Tang Fund Complex.


------------------------ ------------- --------------------------------------------------------------------------------------------


Trustees and Officers Information
---------------------- ---------------- -------------- ---------------------------------------------- ----------------- -----------
                                           TERM OF                                                       NUMBER OF
                                           OFFICE                                                      PORTFOLIOS IN       OTHER
                          POSITION(S)    AND LENGTH               PRINCIPAL OCCUPATION(S)              FUND COMPLEX    DIRECTORSHIPS
    NAME, ADDRESS,         HELD WITH       OF TIME                      DURING PAST                     OVERSEEN BY       HELD BY
       AND AGE               FUND        SERVED (1)                       5 YEARS                        TRUSTEE          TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees/Officers:
---------------------- ------------------------------------------------------------------------------------------------------------

Christopher            Chief         Since 2007   Senior Vice President, Chief Compliance Officer,          N/A               N/A
Brancazio,             Compliance                 AML Officer and Secretary of the Manager since
Age 43                 Officer and                September 2007.    Mr. Brancazio is also Chief
                       AML Officer                Compliance Officer and AML Officer of seven other
                                                  funds in the Reich & Tang Fund Complex.  From
                                                  February 2007 to August 2007, Mr. Brancazio was a
                                                  Compliance Officer at Bank of New York Asset
                                                  Management.  From March 2002 to February 2007 Mr.
                                                  Brancazio served as Vice President, Chief
                                                  Compliance Officer, and AML Officer of Trainer
                                                  Wortham & Co. Inc., and the Trainer Wortham
                                                  Mutual Funds.  Mr. Brancazio also serves as
                                                  Senior Vice President, Chief Compliance Officer,
                                                  AML Officer and Secretary of Reich & Tang
                                                  Services, Inc. and Reich & Tang Distributors, Inc.
------------------- ---------------------------------------------------------------------------------------------------------------
Mia Bottarini,         Vice          Since 2008   Vice President of the Manager. Ms. Bottarini is           N/A            N/A
Age 42                 President                  also Vice President and Assistant Treasurer of
                       and                        seven other funds in the Reich & Tang Complex.
                       Assistant                  Ms. Bottarini has been associated with the
                       Treasurer                  Manager and its predecessors since June 1984.
-----------------------------------------------------------------------------------------------------------------------------------
Richard De Sanctis,    Vice President Since 2005  Executive Vice President and Chief Operating              N/A           N/A
Age 52                                            Officer of the Manager and of Reich & Tang
                                      From 1994   Services, Inc. Associated with the Manager
                       Treasurer      to 2004     since 1990. Mr. De Sanctis is also Vice
                       and                        President of seven other funds in the Reich &
                       Assistant                  Tang Fund Complex and serves as Executive Vice
                       Secretary                  President and Chief Financial Officer of Reich
                                                  & Tang Distributors, Inc.  Prior to December
                                                  2004, Mr. De Sanctis was Treasurer and
                                                  Assistant Secretary of eleven funds in the
                                                  Reich & Tang Fund Complex and Vice President,
                                                  Treasurer and Assistant Secretary of Cortland
                                                  Trust, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Chris Gill,            Vice          Since 2008   Senior Vice President of the Manager.  Mr. Gill            N/A           N/A
Age 44                 President                  has been associated with the Manager and its
                                                  predecessors since February 1994.  Mr. Gill is
                                                  also Vice President of seven other funds in the
                                                  Reich & Tang Complex.   Mr. Gill is also a
                                                  Senior Vice President and Director of Reich &
                                                  Tang Services, Inc.
--------------- -------------------------------------------------------------------------------------------------------------------
Joseph Jerkovich,      Treasurer     Since 2008   Senior Vice President and Chief Financial                  N/A           N/A
Age 40                 and                        Officer of the Manager and of Reich & Tang
                       Assistant                  Services, Inc.  Associated with the Manager
                       Secretary                  since September 2004.  Mr. Jerkovich was Vice
                                                  President and Chief Investment Officer at
                                                  Winklevoss Consulting from May 2002 to July
                                                  2004.  Mr. Jerkovich is Treasurer and Assistant
                                                  Secretary of seven other funds in the Reich &
                                                  Tang Fund Complex and is also Senior Vice
                                                  President and Controller of Reich & Tang
                                                  Distributors, Inc.
--------------- -------------------------------------------------------------------------------------------------------------------
Christine Manna,       Secretary     Since 2007   Vice President and Assistant Secretary of the               N/A           N/A
Age 38                                            Manager.  Ms. Manna has been associated with
                                                  the Manager and its predecessors since June
                                                  1995.  Ms. Manna is also Secretary of seven
                                                  other funds in the Reich & Tang Complex.  Ms.
                                                  Manna is also Vice President and Assistant
                                                  Secretary of Reich & Tang Services, Inc. and
                                                  Reich & Tang Distributors, Inc.
--------------- -------------------------------------------------------------------------------------------------------------------
Robert Rickard,        Vice          Since 2007   Senior Vice President of the Manager.                       N/A           N/A
Age 39                 President                  Associated with the Manager since December
                                                  1991. Mr. Rickard is also Vice
                                                  President of seven other funds
                                                  in the Reich & Tang Fund
                                                  Complex and is also Senior
                                                  Vice President of Reich & Tang
                                                  Distributors, Inc.
--------------- -------------------------------------------------------------------------------------------------------------------


     (1) Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Declaration of Trust, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

     (2) Steven W. Duff and Michael Lydon may be deemed interested persons of the Fund, as defined in the 1940 Act, due to their affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2007:

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                         DOLLAR RANGE OF EQUITY SECURITIES IN     FUNDS OVERSEEN OR TO BE OVERSEEN BY TRUSTEE OR
NAME OF TRUSTEE                                        THE FUND                      NOMINEE IN FAMILY OF INVESTMENT COMPANIES
---------------                                        --------                      -----------------------------------------

DISINTERESTED TRUSTEES:
-----------------------
Disinterested
Trustees:
Albert R. Dowden                                         None                                          None

Carl Frischling                                          None                                   $50,001 - $100,000

Edward A. Kuczmarski                                     None                                    $10,001 - $50,000

William Lerner                                           None                                          None

Dr. W. Giles Mellon                                      None                                       Over $100,000

James L. Schultz                                         None                                      $1 - $10,000

Robert Straniere                                         None                                   $50,001 - $100,000

Dr. Yung Wong                                            None                                       Over $100,000

Interested Trustees:
-------------------
Steven W. Duff                                           None                                      Over $100,000

Michael P. Lydon                                         None                                      Over $100,000




The Fund paid an aggregate remuneration of $3, 288 to its Trustees with respect to the period ended August 31st, 2008, all of which consisted of Trustees' fees paid to the four disinterested Trustees, pursuant to the terms of the Investment Management Contract (See "Investment Advisory and Other Services" herein).

Effective January 1, 2008, the Trustees of the Fund not affiliated with the Manager will be paid a fee that is to be allocated among multiple funds, as defined below. Each Independent Trustee will receive an annual retainer of $60,000 and a fee of $3,000 for each Board of Trustees meeting attended. Each Independent Trustee will also receive a fee of up to $1,500 at the discretion of the Lead Independent Trustee for telephonic Board meetings and committee meetings that are not held on the same day as a Board Meeting. In addition, the Lead Independent Trustee will receive an additional annual fee of $13,800, payable quarterly and the Audit Committee Chairman and Compliance Committee Chairman will each receive an additional annual fee of $9,200, payable quarterly. Each Independent Trustee will also be reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Manager among certain funds in the Reich & Tang Fund complex. The Independent Trustees' fees will be allocated among the Fund, the California Daily Tax Free Income Fund, Inc., the Connecticut Daily Tax Free Income Fund, Inc., the Daily Income Fund and the New Jersey Municipal Income Fund, Inc. in accordance with the Manager's discretion. Trustees who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table.")


                               Compensation Table

                                  Aggregate          Pension or Retirement       Estimated Annual       Total Compensation from
      Name of Person,       Compensation from the  Benefits Accrued as Part  Benefits upon Retirement  Fund and Fund Complex Paid
         Position                    Fund              of Fund Expenses                                       to Trustees*

Albert R. Dowden**,                 $0                       0                          0                   $90, 986 (5 Funds)
Trustee

Carl Frischling**,
Trustee                             $0                       0                          0                   $70,000 (5 Funds)

Edward A. Kuczmarski,               $863                     0                          0                   $140,175 (10 Funds)
Trustee

William Lerner**,                    $0                      0                          0                   $98,900 (5 Funds)
Trustee

Dr. W. Giles Mellon,                $746                     0                          0                   $108,000 (9 Funds)
Trustee

James L. Schultz**,                  $0                      0                          0                   $91,000 (5 Funds)
Trustee

Robert Straniere,                   $770                     0                          0                   $110,914 (9 Funds)
Trustee

Dr. Yung Wong,                      $909                     0                          0                   $131,250 (9 Funds)
Trustee


     * The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended August 31, 2008. The parenthetical number represents the number of investment companies (including the Fund) from which the Trustees receive compensation. A Fund is considered to be part of the same Fund Complex if, among other things, it shares a common investment adviser with the Fund.

     ** Msrs. Dowden, Frischling, Lerner and Schultz did not receive any compensation from the Fund for the fiscal year ended August 31, 2008 since they were not yet serving as Trustees of the Fund.

Information About Proxy Voting

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http://www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On November 30, 2008, there were 64,947,925 shares of Class A common stock outstanding and 26,239,299 shares of Class B common stock outstanding. As of November 30, 2008, the amount of shares owned by all officers and Trustees of the Fund as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding shares as of November 30, 2008:

Name and Address                                          % of Class                        Nature of Ownership
----------------                                          ----------                        -------------------
CLASS A
Oppenheimer & Co.                                           32.18%                                Record

For the Benefit of Various
Customers
125 Broad Street
New York, NY 10004

Michael Gulban & Ann Marie Gulban                           28.47%                               Beneficial
2138 Bellcrest Ct.
Ryl Palm Beach, FL
33411-6115

FMSBonds, Inc.                                              27.70%                                Record
301 Yamato Road - Ste. 1100
Boca Raton, FL 33431

CLASS B

Ridge Clearing & Outsourcing                                69.61%                                Record
2 Journal Square
Jersey City, NJ 07306

Pershing LLC                                                30.10%                                Record
Attn:  Cash Management Dept.
One Pershing Plaza
Jersey City, NJ 07399


V. INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of November 30, 2008, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $13.4 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.) which owns, in addition to the Manager, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large French financial services entities:
Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis, CNCE and BFBP (the "Affiliated Owners") each owns, directly or indirectly, other investment advisers established in various jurisdictions. Natixis Global Asset Management, L.P., which owns the Manager and is indirectly owned by the Affiliated Owners, is the direct and indirect owner of various investment advisers.

The fifteen affiliated asset management firms of Natixis Global Asset Management, L.P. collectively, have more than $210 billion in assets under management or administration as of November 30, 2008.

On June 5, 2008, the Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to August 31, 2009. The contract may be continued in force for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Trustees, and in either case a majority of the Trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. The Manager also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be trustees, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006, the Manager received management fees as set forth in the table below:

                                                    MANAGEMENT FEES

          Fiscal Year                                Payable                        Waived                   Paid
---------------------------------------- ------------------------------- ---------------------------------------- -----------------

            August 31, 2008                         $362.995                          $0                   $362,995
---------------------------------------- ------------------------------- ---------------------------------------- -----------------

            August 31, 2007                         $320,540                          $0                   $320,540
---------------------------------------- ------------------------------- ---------------------------------------- -----------------
            August 31, 2006                         $496,751                          $0                   $496,751
---------------------------------------- ------------------------------- ---------------------------------------- -----------------


The Fund's net assets at the close of business on August 31, 2008 totaled $93,978,924.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal years ended August 31, 2008, August 31, 2007 and August 31, 2006, the Manager received administrative fees as set forth in the table below:



                             Administrative Fees
                             -------------------
    Fiscal Year                Payable         Waived        Paid
------------------------------------------------------------------------
   August 31, 2008            $190,572       $65,718      $124,854
------------------------------------------------------------------------

   August 31, 2007            $168,283       $134,695      $33,588
------------------------------------------------------------------------
   August 31, 2006            $260,794       $198,700      $62,094
------------------------------------------------------------------------

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee or administrative services fee for purposes of shareholder services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to both Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder and distribution services provided by Participating Organizations to Fund shareholders may be compensated by the Fund's distributor from its own resources, which includes the shareholder servicing fee and past profits, or by the Manager from its own resources, which includes the management fee and administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plan" herein).

Distribution And Service Plan

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing distribution related services.

Under the Shareholder Servicing Agreement (with respect to the Class A shares only), the Distributor receives from the Fund a fee equal to 0.25% per annum of the Fund's average daily net assets of the Class A shares of the Fund (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of providing servicing and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.

The following table provides the total fees paid by each Class of the Fund pursuant to the Plan and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended August 31, 2008.



------------------------------------------------------------------------------ ----------------- -----------------

                                                                                 Class A           Class B
                                                                                 Shares            Shares
------------------------------------------------------------------------------ ----------------- -----------------


Total fees paid by each Class of the Fund under the Plans:                       $117,245         $0
------------------------------------------------------------------------------ ----------------- -----------------

Payments made by the Manager and Distributor to or on behalf of
Participating Organizations:                                                     $260,450         $109,910
------------------------------------------------------------------------------ ----------------- -----------------

Breakdown of payments made pursuant to the Plans for certain types of activities:
------------------------------------------------------------------------------ ----------------- -----------------

   Advertising:                                                                  $0                $0
------------------------------------------------------------------------------ ----------------- -----------------

   Printing and mailing of prospectuses to other than current shareholders:      $1,318            $1,318
------------------------------------------------------------------------------ ----------------- -----------------

   Compensation to underwriters:                                                 $0                $0
------------------------------------------------------------------------------ ----------------- -----------------

   Compensation to broker-dealers:                                               $260,450          $109,910
------------------------------------------------------------------------------ ----------------- -----------------

   Compensation to sales personnel:                                              $2,523            $2,521
------------------------------------------------------------------------------ ----------------- -----------------

   Interest, carrying or other financing charges:                                $0                $0
------------------------------------------------------------------------------ ----------------- -----------------

   Travel and entertainment for sales personnel:                                 $244              $245
------------------------------------------------------------------------------ ----------------- -----------------

   Miscellaneous Expenses:                                                       $23               $23
------------------------------------------------------------------------------ ----------------- -----------------



For the fiscal year ended August 31, 2008, the total amount spent pursuant to the Plan for Class A shares was 0.56% of the average daily net assets of the Class A shares of the Fund, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.31% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fee.

For the fiscal year ended August 31, 2008, the total amount spent pursuant to the Plan for Class B shares was 0.26% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).


The Plan and the Shareholder Servicing Agreement provide that, in addition to the shareholder servicing fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares or the Participating Organization agreement, as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and administrative services fee, and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares of the Fund;
(ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the shareholder servicing fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year. The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.


The Plan was most recently approved by the Board of Trustees on June 5, 2008, to continue in effect until August 31, 2009. Thereafter, the Plan may continue in effect for successive annual periods commencing September 1, provided it is approved by the shareholders or by the Board of Trustees, including a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Trustees, including a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The plan may be terminated at any time by a vote of a majority of the disinterested Trustees of the Fund or the Fund's shareholders.

Custodian and Transfer Agent


The Bank of New York Mellon, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Class A and B shares of the Fund. For the year ended August 31, 2008 these fees amounted to:

                                                Amount              %
             Class A Shares                    $23,453             0.05%
             Class B Shares                    $21,931             0.05%
             Total Transfer Agency Fees        $45,384


The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

Matters in connection with Florida law are passed upon by Gunster, Yoakley & Stewart, P.A., 777 South Flagler Drive, Suite 500 East, West Palm Beach, FL 33401-6194.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into two classes of common stock, Class A and Class B. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A and Class B shares have different class designations; (ii) only the Class A shares are assessed a service fee pursuant to the Plan of 0.25% of the Class A shares' average daily net assets; and (iii) each Class will vote separately on matters relating solely to that Class under the Plan and any related agreements in accordance with provisions of Rule 12b-1. The exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments made under the Plan are calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of trustees can elect 100% of the trustees if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. Meetings of shareholders may be called at any time by the President, and at the request in writing, or by resolution, of a majority of Trustees, or upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, such as for the election of Trustees, for approval of the revised investment advisory contracts with respect to a particular class or series of shares, for approval of the Fund's distribution agreement with respect to a particular class or series of shares and the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until his successor is elected and qualified, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Trustees has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

Federal Income Taxes


The Fund has elected to qualify and intends to continue to qualify each year under the Code and under Florida law as a regulated investment company that distributes exempt-interest dividends. The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds," if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.


Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, under current law, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on an October year end), the Fund will be subject to a non-deductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, generally the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.


The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority.


The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.


Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own States and localities.

Florida Taxes


The following is based upon the advice of Gunster, Yoakley & Stewart, P.A., special Florida counsel to the Fund.

The Fund will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities. Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax.


Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed in certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended August 31, 2008, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:


MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


-----------
* As described by rating agencies.



                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE
        (Based on Estimated Tax Rates Effective Until December 31, 2008)

----------------------------------------------------------------------------------------------------------------------

                                     1. If Your Taxable Income Bracket Is . . .
---------------- ------------ ------------- ------------- -------------- -------------- -------------- ---------------

                 $50,001-       $75,001-      $100,001-     $335,001-       $10,000,001-    $15,000,001-    $18,333,334-
Corporate         75,000        100,000       335,000       10,000,000      15,000,000      18,333,333       and over
----------------------------------------------------------------------------------------------------------------------

                                  2. Then Your Combined Income Tax Bracket Is ...
----------------------------------------------------------------------------------------------------------------------

Federal
Tax Rate           25.00%        34.00%        39.00%         34.00%         35.00%         38.00%         35.00%
----------------------------------------------------------------------------------------------------------------------

State
Tax Rate            5.50%         5.50%         5.50%          5.50%          5.50%          5.50%          5.50%
----------------------------------------------------------------------------------------------------------------------

State Tax
Surcharge           0.00%         0.00%         0.00%          0.00%          0.00%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------

Combined
Tax Rate           29.13%        37.63%        42.36%         37.63%         38.58%         41.41%         38.58%
----------------------------------------------------------------------------------------------------------------------

                        3. Now Compare Your Tax Free Income Yields With Taxable
Income Yields
----------------------------------------------------------------------------------------------------------------------

Tax Exempt                                       Equivalent Taxable Investment Yield
Yield                                             Requires to Match Tax Exempt Yield
---------------- -----------------------------------------------------------------------------------------------------

     1.00%           1.41%        1.60%         1.73%          1.60%          1.63%          1.71%          1.63%
----------------------------------------------------------------------------------------------------------------------

     1.50%           2.12%        2.41%         2.60%          2.41%          2.44%          2.56%          2.44%
----------------------------------------------------------------------------------------------------------------------

     2.00%           2.82%        3.21%         3.47%          3.21%          3.26%          3.41%          3.26%
----------------------------------------------------------------------------------------------------------------------

     2.50%           3.53%        4.01%         4.34%          4.01%          4.07%          4.27%          4.07%
----------------------------------------------------------------------------------------------------------------------

     3.00%           4.23%        4.81%         5.20%          4.81%          4.88%          5.12%          4.88%
----------------------------------------------------------------------------------------------------------------------

     3.50%           4.94%        5.61%         6.07%          5.61%          5.70%          5.97%          5.70%
----------------------------------------------------------------------------------------------------------------------

     4.00%           5.64%        6.41%         6.94%          6.41%          6.51%          6.83%          6.51%
----------------------------------------------------------------------------------------------------------------------

     4.50%           6.35%        7.22%         7.81%          7.22%          7.33%          7.68%          7.33%
----------------------------------------------------------------------------------------------------------------------

     5.00%           7.05%        8.02%         8.67%          8.02%          8.14%          8.53%          8.14%
----------------------------------------------------------------------------------------------------------------------

     5.50%           7.76%        8.82%         9.54%          8.82%          8.95%          9.39%          8.95%
----------------------------------------------------------------------------------------------------------------------

     6.00%           8.47%        9.62%        10.41%          9.62%          9.77%         10.24%          9.77%
----------------------------------------------------------------------------------------------------------------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.



                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
        (Based on Estimated Tax Rates Effective as of December 31, 2008)
---------------------------------------------------------------------------------------------------------------

                                  1. If Your Taxable Income Bracket Is . . .
---------------------------------------------------------------------------------------------------------------
    Single Return          $7,825-       $31,851-              $77,101-         $160,851-           $349,701
                           31,850         77,100                160,850          349,700            and over
--------------------------------------------------------------------------------------------------------------

        Joint              $15,650-      $63,701-               $128,501-       $195,851-           $349,701-
        Return              63,700       128,500                 195,850        349,700             and over

---------------------------------------------------------------------------------------------------------------

                              2. Then Your Combined Income Tax Bracket Is . . .
---------------------------------------------------------------------------------------------------------------

       Federal
       Tax Rate             15.00%          25.00%          28.00%           33.00%                 35.00%
---------------------------------------------------------------------------------------------------------------

                    3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
----------------------- ---------------------------------------------------------------------------------------

      Tax Exempt                                 Equivalent Taxable Investment Yield
        Yield                                     Requires to Match Tax Exempt Yield
----------------------- ---------------------------------------------------------------------------------------

        1.00%                1.18%            1.33%          1.39%           1.49%               1.54%
---------------------------------------------------------------------------------------------------------------

        1.50%                1.76%            2.00%          2.08%           2.24%               2.31%
---------------------------------------------------------------------------------------------------------------

        2.00%                2.35%            2.67%          2.78%           2.99%               3.08%
---------------------------------------------------------------------------------------------------------------

        2.50%                2.94%            3.33%          3.47%           3.73%               3.85%
---------------------------------------------------------------------------------------------------------------

        3.00%                3.53%            4.00%          4.17%           4.48%               4.62%
---------------------------------------------------------------------------------------------------------------

        3.50%                4.12%            4.67%          4.86%           5.22%               5.38%
---------------------------------------------------------------------------------------------------------------

        4.00%                4.71%            5.33%          5.56%           5.97%               6.15%
---------------------------------------------------------------------------------------------------------------

        4.50%                5.29%            6.00%          6.25%           6.72%               6.92%
---------------------------------------------------------------------------------------------------------------

        5.00%                5.88%            6.67%          6.94%           9.38%               7.69%
---------------------------------------------------------------------------------------------------------------

        5.50%                6.47%            7.33%          7.64%           8.21%               8.46%
---------------------------------------------------------------------------------------------------------------

        6.00%                7.06%            8.00%          8.33%           8.96%               9.23%
---------------------------------------------------------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

(a) Declaration of Trust of the Registrant filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.

(b) Amended and Restated By-laws of the Registrant filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on December 28, 2001, and incorporated herein by reference.

(c)  Not applicable.

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.

(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.

(f)  Not applicable.


(g) Custody Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on December 29, 2005, and incorporated herein by reference.

(g.1)Amendment to the Custody Agreement dated October 16, 2006, between the
     Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on December 29, 2006, and incorporated herein by reference.

(g.2)Amendment to Schedule I of the Custody Agreement dated July 21, 2008, between the Registrant and The Bank of New York Mellon.

(g.3)Amendment to Schedule II of the Custody Agreement dated July 21, 2008, between the Registrant and The Bank of New York Mellon.


(h) Administrative Services Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.

(h.1)Transfer Agency Agreement, dated April 22, 1996, and Addendum to the
     Transfer Agency Agreement, dated November 1996, between the Registrant and Reich & Tang Services Inc. (formerly known as Reich & Tang Services L.P.) filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.

(h.2)Fund Accounting Agreement between the Registrant and The Bank of New York
     Mellon filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on December 29, 2005, and incorporated herein by reference.

(h.3)Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on December 29, 2006, and incorporated herein by reference.

(h.4)Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on December 29, 2005, and incorporated herein by reference.

(h.5)Amendment to the Cash Management Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on December 29, 2006, and incorporated herein by reference.

(i.1)Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.

(i.2)Opinion of Gunster, Yoakley & Stewart, P.A. as to Florida law, including their consent to the filing thereof and to the use of their name under the headings "Florida Taxes" in the Prospectus and Statement of Additional Information and "Counsel and Independent Accountants" in the Statement of Additional Information filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.


(i.3)Opinion of Dechert, Price & Rhoads as to the legality of the securities being registered, and as to Massachusetts Law, including their consent to the filing thereof and to the use of their name under the heading "Counsel and Auditors" in the Statement of Additional Information filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.


(j) Consent of Registered Independent Public Accounting Firm.


(k) Audited Financial Statements for the fiscal year ended August 31, 2008, filed with Annual Report on Form N-CSR on November 7, 2008, and incorporated herein by reference.


(l) Written assurance of New England Investment Companies, L.P. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.

(m.1) Amended and Restated Distribution and Service Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on December 18, 2003, and incorporated herein by reference.

(m.2) Distribution Agreement between the Registrant and Reich & Tang
     Distributors, Inc. (See Exhibit e).

(m.3) Shareholder Servicing Agreement, dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 29, 2000, and incorporated herein by reference.


(n)  Amendment No. 13 to Rule 18f-3 Multi-Class Plan.


(o)  Reserved.

(p) There are no 17j-1 Codes of Ethics applicable since the Registrant is a money market fund.

(q)  Powers of Attorney for the Trustees of the Registrant.

ITEM 24. Persons Controlled by or Under Common Control with the Fund

     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, Delafield Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

ITEM 25. Indemnification

     Registrant incorporates herein by reference the response to Item 27 of the Registration Statement No. 33-81920 filed on September 6, 1994.

ITEM 26. Business and Other Connections of the Investment Adviser

     The description of Reich & Tang Asset Management, LLC ("RTAM") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

     RTAM is a limited liability company that is a wholly-owned subsidiary of Natixis Global Asset Management L.P. ("Natixis Global AM"). Natixis Global AM is the managing member and direct owner of RTAM.


     Edward Adrion is a Vice President of RTAM. Mr. Adrion has been associated with RTAM and its predecessors since November 1996.

     Mia Bottarini is a Vice President of RTAM. Ms. Bottarini has been associated with RTAM and its predecessors since June 1984. Ms. Bottarini is also Vice President and Assistant Treadsury of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Christopher Brancazio is Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM. Mr. Brancazio has been associated with RTAM since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management from February 2007 to August 2007 and served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds from March 2002 to February 2007. Mr. Brancazio is also Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     J. Dennis Delafield is a Managing Director of RTAM. Mr. Delafield is the Chief Executive Officer and Portfolio Manager/Analyst for the Delafield Asset Management division of RTAM. Mr. Delafield has been associated with RTAM and its predecessors since December 1991 and is also Chairman and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard De Sanctis is Chief Operating Officer and Executive Vice President of RTAM. Mr. De Sanctis has been associated with RTAM and its predecessors since December 1990. Mr. De Sanctis is also Vice President of nine funds in the Reich and Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. De Sanctis is also Director, Executive Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc. and is Director, Executive Vice President and Chief Operating Officer of Reich & Tang Services, Inc.

     Steven W. Duff is Manager, Chief Executive Officer and President of RTAM and is Chief Investment Officer of the Mutual Funds division. Mr. Duff has been associated with RTAM and its predecessors since August 1994. Mr. Duff is also a Director/Trustee of seven funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director, President and Chief Executive Officer of Reich & Tang Distributors, Inc. and is a Director of Reich & Tang Services, Inc.

     Michael Fortugno is a Vice President and Controller of RTAM and Reich & Tang Services, Inc. Mr. Fortugno has been associated with RTAM since April 2008. Mr. Fortugno was a Controller at Regulatory DataCorp from August 2002 to April 2008 and served as Assistant Controller at Poseidon Resources Corporation from July 1999 to August 2002. Mr. Fortugno is also a Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Senior Vice President of RTAM. Ms. Francis has been associated with RTAM and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Senior Vice President of RTAM and Reich & Tang Distributors, Inc. Mr. Gill has been associated with RTAM and its predecessors since February 1994. Mr. Gill is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Gill is also a Senior Vice President and Director of Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAM. Mr. Hernly has been associated with RTAM and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Senior Vice President and Chief Financial Officer of RTAM and Reich & Tang Services, Inc. Mr. Jerkovich has been associated with RTAM since September 2004. Mr. Jerkovich is also Treasurer and Assistant Secretary of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Jerkovich is also a Senior Vice President and Controller of Reich & Tang Distributors, Inc.

     Cleo Kotis is a Vice President of RTAM. Ms. Kotis has been associated with RTAM and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. and Delafield Asset Management. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Robert A. Krantz is a Manager of RTAM. Mr. Krantz is also Executive Vice President of Strategic Marketing of Natixis Advisors and Natixis Distributors since 2004.

     Michael P. Lydon is an Executive Vice President of RTAM and President and Chief Executive Officer of Reich & Tang Funds. Mr. Lydon has been associated with RTAM since January 2005. Mr. Lydon is also President and Director/Trustee of five funds in the Reich & Tang Fund Complex, President of New York Daily Tax Free Income Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and Principal Executive Officer of Delafield Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Director, Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Director, President and Chief Executive Officer of Reich & Tang Services, Inc. Prior to December 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

     Christine Manna is a Vice President and Assistant Secretary of RTAM. Ms. Manna has been associated with RTAM since June 1995. Ms. Manna is also Secretary of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Andrew Mintz is a Senior Vice President of RTAM. Mr. Mintz has been associated with RTAM and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAM. Mr. O'Connor has been associated with RTAM and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Clarwin Perillo is a Vice President of RTAM. Mr. Perillo has been associated with RTAM and its predecessors since May 1996.

     Richard Preuss is a Vice President of RTAM. Mr. Preuss has been associated with RTAM and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

     Robert Rickard is Senior Vice President of RTAM. Mr. Rickard has been associated with RTAM since December 1991. Mr. Rickard is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Rickard is also Senior Vice President of Reich & Tang Distributors, Inc.

     Vincent Sellecchia is a Managing Director of RTAM and is Chief Investment Officer and Chief Operating Officer of the Delafield Asset Management division of RTAM. Mr. Sellecchia has been associated with RTAM and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Naomi Friedland-Wechsler is an Executive Vice President and General Counsel of RTAM. Ms. Friedland-Wechsler has been associated with RTAM since April 2006.

     Duncan Wilkinson is a Manager of RTAM. Mr. Wilkinson is also Senior Vice President and Deputy Global Chief Financial Officer of Natixis Global Asset Management, and has been associated with Natixis Global Asset Management since 2000.

 ITEM 27.Principal Underwriters


     (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. For all persons listed below, the principal business address is 600 Fifth Avenue, New York, NY 10020.



Name                                Positions and Offices                       Positions and Offices
                                    with the Distributor                        with the Registrant

Christopher Brancazio               Senior Vice President, Chief                Chief Compliance Officer
                                    Compliance Officer, AML Officer             and AML Officer
                                    and Secretary

Richard De Sanctis                  Director, Executive Vice President          Vice President
                                    and Chief Financial Officer

Steven W. Duff                      Director, President and                     Trustee
                                    Chief Executive Officer

Christopher Gill                    Senior Vice President                       Vice President

Joseph Jerkovich                    Senior Vice President                       Vice President and Assistant Secretary
                                    and Controller

Michael Lydon                       Director, Executive Vice President          President and Trustee
                                    and Chief Operations Officer

Christine Manna                     Vice President and Assistant Secretary      Secretary

Robert Rickard                      Senior Vice President                       Vice President

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager; and at The Bank of New York Mellon, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.

Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of December, 2008.


                                FLORIDA DAILY MUNICIPAL INCOME FUND

                                By:/s/ Michael P. Lydon
                                   --------------------------------------------
                                    Michael P. Lydon
                                    President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                   Capacity     Date

(1) Principal Executive Officer


By:   /s/ Michael P. Lydon                             President    12/29/08
        ------------------

        Michael P. Lydon

(2)     Principal Financial and
        Accounting Officer

By:   /s/ Joseph Jerkovich
        -----------------------

        Joseph Jerkovich            Treasurer and Assistant Secretary  12/29/08


(3)  Majority of Trustees

By:   /s/ Michael P. Lydon
        -----------------------

        Michael P. Lydon                    Trustee                    12/29/08


By:    /s/ Steven W. Duff
        ----------------------

        Steven W. Duff                      Trustee                    12/29/08

        Dr. W. Giles Mellon*                Trustee
        Robert Straniere*                   Trustee
        Dr. Yung Wong*                      Trustee
        Edward A. Kuczmarski*               Trustee
        Albert R. Dowden*                   Trustee
        Carl Frischling*                    Trustee
        William Lerner*                     Trustee
        James L. Schultz*                   Trustee


By:     /s/ Christine Manna
        ------------------------------------

        Christine Manna*                                               12/29/08


        Attorney-in-Fact

* See Exhibit (q) herein for Powers of Attorney.

                                  EXHIBIT INDEX


(g.2) Amendment to Schedule I of the Custody Agreement dated July 21, 2008, between the Registrant and The Bank of New York Mellon.

(g.3) Amendment to Schedule II of the Custody Agreement dated July 21, 2008, between the Registrant and The Bank of New York Mellon.


(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm.


(n)  Amendment No. 13 to Rule 18f-3 Multi-Class Plan.


(q)  Powers of Attorney for the Trustees of the Registrant.